      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-8255

Exact name of registrant
    as specified in charter:            The World Funds, Inc.

Address of principal
    executive offices:                  8730 Stony Point Parkway
                                        Suite 205
                                        Richmond, VA 23235

Name and address
    of agent for service:               Thomas S. Harman, Esq.
                                        Morgan, Lewis, Bockius
                                        1111 Pennsylvania Avenue, Northwest
                                        Washington, D.C. 20004

Registrant's telephone number,
         including area code:           (800) 527-9525

Date of fiscal year end:                August 31

Date of reporting period:               August 31

Item #1.  Reports to Stockholders.

 INDEX

CSI Equity Fund; and
Third Millennium Russia Fund

CSI Capital Management
financial Advisors
investment Counsel

Annual Report to Shareholders
CSI Equity Fund

For the Year Ended August 31, 2010

Dear Fellow Shareholder:

For the year ending August 31, 2010, the investor class of the CSI Equity Fund returned 3.66% inclusive of all expenses.  This result was above the S&P 500 Index’s return of 2.81%.  Over the past five years, the Fund provided an average annual gain of 0.34%  per year (net of all fees and expenses); ahead of the S&P 500 Index which had an average annual loss of -2.97% per year over the same five-year period.  Over the last ten years, the Fund has managed to outperform, with an average annual return of -0.66% per year (net of all fees and expenses) which compares very favorably to the S&P 500 Index return which lost an average of -3.62% per year over the same ten-year period.  CSI has achieved these results with its low turnover approach to investing the Fund.

During the year ended August 31, 2010, the CSI Equity Fund trailed its index in large part due its exposure to international companies as the U.S. dollar was strengthening. Over the short run, the fund may lag a purely domestic benchmark such as the S&P 500 during periods of U.S. dollar strength. Over a longer period of time, however, CSI believes investors in the fund stand to benefit from the increased diversification, an expanded set of opportunities and protection from a declining dollar that exposure to international equities can provide. Since rising inflation is also frequently accompanied by a declining currency, the fund’s international exposure may, under certain circumstances, provide some protection from rising inflation as well. To reiterate the point we made last year when the Fund had outperformed its benchmark, we believe that the Fund's performance should be judged over the long-term rather than against any one year.

CSI has long followed an investment discipline to purchase shares at reasonable prices – companies that have increasing earnings, good balance sheets, and stable growth prospects. During 2010, CSI initiated positions in companies like Apple, General Mills, McDonalds and the Southern Company, a public utility holding company that pays a dividend approaching 4.5%.   As is typical in any period, a small number of the portfolio companies disappointed us with a tough year of operating results. When this happens, CSI tries to work quickly to address the position. This year, positions in BASF, Nokia and Eon AG, all international companies, were eliminated from the portfolio.

Looking forward, we believe the economy and equity markets will continue to recover, albeit at a slower than normal pace. We base this belief on the observation that we are muddling our way through the aftermath of a financial crisis. Research has shown that the period following a financial crisis is typically characterized by slower than normal economic growth, higher levels of unemployment and weaker housing prices. In contrast to prior periods, however, we find ourselves limited in our ability to use additional fiscal stimulus and almost solely reliant on monetary policy to provide any addition assistance to the economy. Recognizing this, Federal Reserve Chairman Bernanke recently signaled a change in monetary policy by paving the way for an additional form of monetary stimulus alternatively known as quantitative easing, or debt monetization.

The ultimate goals of this policy are to increase economic growth, create jobs and fight deflation in an environment where additional fiscal stimulus is limited. The fact that we have to resort to these measures is bad news in itself. The long-term effects of quantitative easing are not well understood and may have serious consequences, such as promoting additional asset bubbles or higher than desired inflation. The short-term effects are visible in the form of unnaturally low interest rates and a weaker dollar.

As things stand today, investors seeking both safety and a reasonable return are faced with some difficult choices. This by no means suggests investors do not have attractive options. For those with a longer time frame, we believe equities remain attractive.  Even for individuals with a short-term time horizon or with a desire for less risk there is a compelling case to be made for diversifying assets away from a falling dollar and towards asset classes designed to provide some protection from inflation.

This is not a bad time to be an investor. In fact, equity markets are trading at some of their lowest valuation levels in over 20 years. It is, however, perhaps as complicated an investing environment as we have ever witnessed. Investing today requires a global view and a willingness to move beyond the traditional boundaries of a purely domestic stock portfolio.  From current levels, the Fund’s diversified holdings have excellent prospects for continued gains in the years ahead. The portfolio is well positioned to benefit when economic growth rebounds, and we are confident that its high-quality nature provides a downside defense in these tumultuous times.

Leland Faust
Portfolio Manager

Important Disclosure Statement
The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of August 31, 2010 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

Index Definition
S&P 500 index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

COMPARISON OF $10,000 INVESTMENT IN CSI EQUITY FUND
INVESTOR CLASS SHARES VS. S&P 500 INDEX
Thousands
$24
$22
$20
$18
$16
$14
$12
$10
$8
$17,230
$10,865
Past performance is not predictive of future performance.
10/15/97
8/31/98
8/31/99
8/31/00
8/31/01
8/31/02
8/31/03
8/31/04
8/31/05
8/31/06
8/31/07
8/31/08
8/31/09
8/31/10
CSI Equity Fund
S&P 500

	Investor Class Shares
	Average Annual Return
	Total Return One Year	Five Years	Ten Years	Since Inception
	Ended 8/31/10*	Ended 8/31/10*	Ended 8/31/10*	10/15/97 to 8/31/10*
CSI Equity Fund	3.66%	0.34%	(0.66%)	4.31%
S&P 500	2.81%	(2.97%)	(3.62%)	0.65%

	* The total return shown does not reflect the deduction of taxes that a shareholder
	would pay on Fund distributions or redemption of Fund shares

S&P's 500 Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure  performance of the broad domestic economy through changes in the aggregate market value of  500 stocks representing all major industries.  The index is not adjusted to reflect expenses that the SEC  requires to be reflected in the Fund's performance.

COMPARISON OF $10,000 INVESTMENT IN
CSI EQUITY FUND CLASS A SHARES VS. S&P 500 INDEX
Thousands
$12.50
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$9,352
$1,127
Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
3/1/06
8/31/06
8/31/07
8/31/08
8/31/09
8/31/10
CSI EQUITY FUND
S&P 500

	Class A Shares
		Average Annual
	Total Return One Year	Return Since Inception
	Ended 8/31/10*	3-1-06 to 8-31-10*
CSI Equity Fund	3.36%	(1.48%)
S&P 500	2.81%	(4.50%)

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

S&P's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

CSI EQUITY FUND
PORTFOLIO HOLDINGS BY SECTOR, AS PERCENTAGE OF NET ASSETS
AS OF 8/31/2010
Percentage of Net Assets
20%
15%
10%
5%
0%
Beverages
Computer and Peripherals
Computer Software/Ser...
Drug and Medical
Electronics/Equipment
Financial
Food
Household
Manufacturing
Materials
Multi-Media
Oil
Retail
Telecommunications
Transportation
Utilities
Money Market
Industry Sector

CSI EQUITY FUND SCHEDULE OF INVESTMENTS August 31, 2010
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCKS:	95.40%

	BEVERAGES:	2.39%
12,000	Pepsico, Inc.		$ 770,160

	COMPUTER AND PERIPHERALS:	2.05%
33,000	Cisco Systems, Inc.*		661,650

	COMPUTER SOFTWARE/SERVICES:	6.45%
2,800	Apple Inc.*		681,436
28,000	Microsoft Corp.		657,440
17,000	SAP ADR		740,180
			2,079,056
	DRUG AND MEDICAL:	11.79%
11,500	Abbott Laboratories		567,410
10,500	Amgen, Inc.*		535,920
11,000	Johnson & Johnson		627,220
14,700	Novartis AG		771,603
19,100	Roche Holdings LTD ADR		648,063
15,000	Stryker Corp.		647,850
.			3,798,066
	ELECTRONICS/EQUIPMENT:	6.95%
38,000	ABB Limited		736,060
17,200	Emerson Electric Co.		802,380
39,600	Intel Corp.		701,712
			2,240,152
	FINANCIAL:	1.72%
15,260	JPMorgan Chase & Co.		554,854

	FOOD:	7.31%
20,000	General Mills, Inc.		723,200
25,000	Kraft Foods, Inc.		748,750
17,100	Nestle S.A. ADR		881,505
.			2,353,455
	HOUSEHOLD:	4.09%
26,000	Kao Corporation ADR		601,900
12,000	Proctor & Gamble Co.		716,040
			1,317,940
	MANUFACTURING:	12.41%
24,100	Dupont EI		982,557
19,000	Honeywell International, Inc.		742,710
9,900	3M Co.		777,645
26,600	Unilever NV		712,614
12,000	United Technologies Corp.		782,520
			3,998,046
	MATERIALS:	2.33%
11,300	BHP Billiton LTD ADR		751,789

	MULTI-MEDIA:	2.63%
26,000	Walt Disney Co.		847,340

	OIL:	12.58%
14,500	Cenovus Energy Inc.		390,195
9,000	Chevron Corp.		667,440
13,700	ConocoPhillips		718,291
14,500	EnCana Corp.		398,605
12,500	Royal Dutch Shell PLC		663,125
12,300	Schlumberger Ltd.		655,959
12,000	Total Fina ADR		559,800
.			4,053,415
	RETAIL:	11.25%
13,200	Costco Wholesale Corp.		746,460
13,890	Hewlett-Packard Co.		534,487
10,000	McDonald's Corp.		730,600
12,500	Nike, Inc. Class B		875,000
14,700	Walmart		737,058
			3,623,605
	TELECOMMUNICATIONS:	4.67%
13,100	China Telecom Ltd. ADR		672,292
22,700	Hutchison Whampoa ADR		831,274
			1,503,566
	TRANSPORTATION:	2.42%
10,000	Fedex Corporation		780,500

	UTILITIES:	4.36%
12,500	Nextera Energy Inc.		671,625
20,000	Southern Co.		733,800
			1,405,425

	TOTAL COMMON STOCK
	(Cost: $25,190,604)	95.40%	30,739,019

	MONEY MARKET
1,253,248	UMB Money Market Fiduciary 0.03%**	3.89%	1,253,248
	(Cost: $1,253,248)

	TOTAL INVESTMENTS
	(Cost: $26,443,852)	99.29%	31,992,267
	Other assets, net of liabilities	0.71%	227,970
	NET ASSETS	100.00%	$ 32,220,237

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related blaance sheet).

** Effective 7 day yield as of August 31, 2010

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements.

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2010

ASSETS
Investments at fair value (identified cost of $26,443,852) (Note 1)	$ 31,992,267
Receivable for capital stock sold	2,004
Dividends and interest receivable	104,572
Tax reclaims receivable	27,540
Due from advisor	77,800
Prepaid expenses	23,491
TOTAL ASSETS	32,227,674

LIABILITIES
Payable for capital stock purchased	1,297
Accrued 12b-1 fees, Class A	2,583
Accrued custody fees	934
Accrued administration and transfer agent fees	593
Accrued professional	2,030
TOTAL LIABILITIES	7,437

NET ASSETS	$ 32,220,237

Net Assets Consist of:
Paid-in-capital applicable to 2,579,363 $0.01 par value shares of
beneficial interest outstanding	$ 33,033,638
Accumulated net investment income (loss)	508,465
Accumulated net realized gain (loss) on investments	(6,870,281)
Net unrealized appreciation (depreciation) of investments	5,548,415
Net Assets	$ 32,220,237

NET ASSET VALUE PER SHARE

Investor Class Shares
($30,029,245 / 2,402,799 shares outstanding; 15,000,000 authorized)	$ 12.50

Class A Shares
($2,190,992 / 176,564 shares outstanding; 15,000,000 authorized)	$ 12.41

MAXIMUM OFFERING PRICE PER SHARE ($12.41 X 100/94.25)	$ 13.17

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF OPERATIONS

Year ended August 31, 2010

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $53,732)	$ 844,096
Interest	324
Foreign tax reclaims	4,090
Total investment income	848,510

EXPENSES
Investment management fees (Note 2)	167,576
12b-1 fees, Class A (Note 2)	8,286
Recordkeeping and administrative services (Note 2)	45,515
Accounting fees (Note 2)	16,758
Custody fees	3,231
Transfer agent fees (Note 2)	32,709
Professional fees	54,418
Filing and registration fees (Note 2)	40,119
Directors fees	11,600
Compliance fees	17,655
Shareholder servicing and reports (Note 2)	64,320
Other	52,462
Total expenses	514,649
Fee waivers and reimbursed expenses (Note 2)	(174,563)
Net Expenses	340,086
Net investment income (loss)	508,424

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	511,738
Net increase (decrease) in unrealized appreciation (depreciation) of investments	92,837
Net realized and unrealized gain (loss) on investments	604,575

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 1,112,999

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	August 31, 2010	August 31, 2009

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ 508,424	$ 966,055
Net realized gain (loss) on investments	511,738	(7,382,019)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	92,837	(13,965,088)
Increase (decrease) in net assets from operations	1,112,999	(20,381,052)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Investor Class	(903,128)	(280,535)
Class A	(62,886)	(19,359)
Net realized gain
Investor Class	-	(2,647,013)
Class A	-	(185,124)
Decrease in net assets from distributions	(966,014)	(3,132,031)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	3,041,213	2,514,075
Class A	15,983	24,087
Distributions reinvested
Investor Class	893,762	2,920,180
Class A	58,715	192,020
Shares redeemed
Investor Class	(2,430,436)	(34,788,895)
Class A	(255,029)	(227,161)
Increase (decrease) in net assets from capital stock transactions	1,324,208	(29,365,694)

NET ASSETS
Increase (decrease) during year	1,471,193	(52,878,777)
Beginning of year	30,749,044	83,627,821
End of year (including undistributed net investment income of $508,465 and $966,055, respectively)	$ 32,220,237	$ 30,749,044

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Investor Class
	Years ended August 31,
	2010		2009		2008(E)		2007	2006

Net asset value, beginning of period	$ 12.41		$ 16.72		$ 19.33		$ 17.02	$ 15.52

Investment activities
Net investment income (loss)	0.20	(1)	0.30	(1)	0.19	(1)	0.12	0.15
Net realized and unrealized gain (loss)
on investments	0.28		(3.50)		(1.54)		2.81	1.50
Total from investment activities	0.48		(3.20)		(1.35)		2.93	1.65
Distributions
Net investment income	(0.39)		(0.11)		(0.23)		-	(0.15)
Net realized gain	-		(1.00)		(1.03)		(0.62)	-
Total distributions	(0.39)		(1.11)		(1.26)		(0.62)	(0.15)

Net asset value, end of period	$ 12.50		$ 12.41		$ 16.72		$ 19.33	$ 17.02

Total Return	3.66%		(18.27%)		(7.57%)		17.40%	10.67%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses,net	0.99%	(A)	0.99%	(A)	1.18%	(C)	1.46%	1.52%	(A)(B)
Net investment income (loss)	1.54%	(A)	2.47%	(A)	1.05%		0.55%	0.61%	(A)
Portfolio turnover rate	14.03%		16.90%		14.12%		13.54%	9.90%
Net assets, end of period (000's)	$ 30,029		$ 28,401		$ 80,445		$ 45,073	$ 42,528

(1) Per share amounts calculated using the average share method.

(A) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.52% for the year ended August 31, 2010,
0.41% for the year ended August 31, 2009, and 0.05% for the year ended August 31, 2006. The ratios reflect the effect of fee waivers and reimbursements.

(B) Expense ratio includes expenses incurred for acquiring assets that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.03% reduction in the expense ratio for the year ended August 31, 2006.

(C) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended
August 31, 2008.

(E) The Board of Directors of The World Funds, Inc. approved the re-designation of Institutional Shares of the Fund as Investor Shares effective August 21, 2008.

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class A
	Years ended August 31,
	2010		2009		2008		2007	Period March 1, 2006 to August 31, 2006	*

Net asset value, beginning of period	$ 12.32		$ 16.69		$ 19.22		$ 16.99	$ 16.47
Investment activities
Net investment income (loss)	0.16	(1)	0.26	(1)	0.12	(1)	0.04	0.07
Net realized and unrealized gain (loss)
on investments	0.28		(3.53)		(1.50)		2.81	0.45
Total from investment activities	0.44		(3.27)		(1.38)		2.85	0.52
Distributions
Net investment income	(0.35)		(0.10)		(0.12)		-	-
Net realized gain	-		(1.00)		(1.03)		(0.62)	-
Total distributions	(0.35)		(1.10)		(1.15)		(0.62)	-

Net asset value, end of period	$ 12.41		$ 12.32		$ 16.69		$ 19.22	$ 16.99

Total Return	3.36%		(18.71%)		(7.73%)		16.95%	3.16%	**
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses, net	1.34%	(A)	1.34%	(A)	1.53%	[C]	1.81%	1.87%	[A](B)**
Net investment income	1.19%	(A)	2.27%	(A)	0.69%		0.20%	0.77%	(A)**
Portfolio turnover rate	14.03%		16.90%		14.12%		13.54%	9.90%
Net assets, end of period (000's)	$ 2,191		$ 2,348		$ 3,183		$ 3,724	$ 3,670

* Class A Shares acquired in merger on March 1, 2006. (See Note 6)

** Annualized

(1) Per share amounts calculated using the average share method.

(A) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.52% for the year ended August 31, 2010,
0.41% for the year ended August 31, 2009, and 0.05% for the year ended August 31, 2006. The ratios reflect the effect of fee wiavers and reimbursements.

(B) Expense ratio includes expenses incurred for acquiring assets that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.03% reduction in the expense ratio for the period ended August 31,2006.

(C) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended
August 31, 2008.

See Notes to Financial Statements

CSI EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2010

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The CSI Equity Fund (the “Fund”) is a series of The World Funds, Inc. (“TWF”) which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 (Investor Class: 15,000,000; Institutional Class: 10,000,000; Class A: 15,000,000; Class C: 10,000,000) of its 1,500,000,000 shares of $.01 par value common stock.  Effective January 17, 2008 Class A shares were closed to new investors.  Effective August 21, 2008, Institutional Class shares were re-designated as Investor Class shares.  The Fund currently offers the Investor Class of shares to new investors.

The objective of the Fund is to seek to achieve long-term capital growth by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price.  Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price.  Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by TWF, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.  Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board.  Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless TWF is aware of a material change in value.  Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.  The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier.   Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.  Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When TWF uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  TWF’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the TWF’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

 In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  GAAP establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,739,019	$ -	$ -	$30,739,019
Money Market	1,253,248	-	-	1,253,248
	$31,992,267	$ -	$ -	$31,992,267

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.  The Fund held no Level 3 securities at any time during the year ended August 31, 2010.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities.  Management has reviewed the Fund’s tax positions for each of the open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns.  The Fund has identified its major tax jurisdiction to be U.S. tax authorities.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended August 31, 2010, there were no reclassifications.

Class Net Asset Values and Expenses

All income, expenses, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and transfer agency expenses are allocated to the particular class to which they are attributable. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2-INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. (“CSI”) provides investment services for an annual fee of 0.50% of average daily net assets of the Fund.  For the year ended August 31, 2010, CSI earned $167,576, waived $96,763 in investment management fees and reimbursed expenses of $77,800.

CSI has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 0.99% of daily average net assets for the Investor Class and 1.34% of daily average net assets for Class A.  Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursement remaining as of August 31, 2010 was $174,563, which will expire August 31, 2013.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder services, recordkeeping, administrative and blue-sky filing services.  For such administrative services, CSS receives an asset-based fee based on the Fund’s average daily net assets.  CSS earned $45,515 in administrative fees for the year ended August 31, 2010.  Additionally, of the $40,119 of filing and registration fees expense incurred, CSS received $8,400 for hourly services provided to the Fund and of the $64,320 of shareholder services and reports expense incurred, CSS received $2,005 for hourly services provided to the Fund.

CSS contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 0.99% of daily average net assets for the Investor Class and 1.34% of daily average net assets for Class A through November 18, 2009.  Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  The Administrator will be entitled to reimbursement of fees waived or remitted by the Administrator to the Fund.  The total amount of reimbursement recoverable by the Administrator is the sum of all fees previously waived or remitted by the Administrator to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements remaining as of August 31, 2010 was $29,490, which will expire August 31, 2012.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.35% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares.   For the year ended August 31, 2010, there were $8,286 in Class A 12b-1 expenses incurred.

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended August 31, 2010, FDCC received $898 in fees and commissions from the sale of Fund shares.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned $32,709, for its services for the year ended August 31, 2010.

Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent. CFA earned $16,758 for its services for the year ended August 31, 2010.

Certain officers and/or an interested director of the Fund are also officers and/or director of FDCC, CSI, CSS, CFA and CFSI.

NOTE 3-INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2010, aggregated $4,788,614 and $4,471,156, respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during the year ended August 31, 2010 and the year ended August 31, 2009 was as follows:

Year ended                               Year ended
August 31, 2010                       August 31, 2009
Distributions paid from:
Ordinary income                                                                             $966,014                                $   299,894
Accumulated net realized gain on investments                                       -                                   2,832,137
Total distributions                                                                           $966,014                                $3,132,031

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)                                                                   $   508,465
Accumulated net realized gain (loss) on investments                                                    (6,870,281)
Net unrealized appreciation (depreciation) of investments                                             5,548,415
$  (813,401)

As of August 31, 2010, the Fund has a capital loss carryforward of $6,870,281 available to offset future capital gains, if any.  To the extent that the carryforward is used to offset future capital gains, the amount which is offset will not be distributed to shareholders.  This carryforward will expire as follows:

2017                         $4,630,823
2018                           2,239,458
$6,870,281

As of August 31, 2010, cost for Federal income tax purpose is $26,443,852 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                                                           $7,185,620
Gross unrealized depreciation                                                                            (1,637,205)
Net unrealized appreciation (depreciation)                                                      $5,548,415

NOTE 5-CAPITAL STOCK  TRANSACTIONS

Capital stock transactions for each class of shares were:

	Investor Class Year ended August 31, 2010		Class A Year ended August 31, 2010
	Shares	Value	Shares	Value
Shares sold	231,250	$3,041,213	1,166	$ 15,983
Shares reinvested	67,149	893,762	4,434	58,715
Shares redeemed	(184,907)	(2,430,436)	(19,677)	(255,029)
Net increase (decrease)	113,492	$1,504,539	(14,077)	$(180,331)

	Investor Class Year Ended August 31, 2009		Class A Year Ended August 31, 2009
	Shares	Value	Shares	Value
Shares sold	219,567	$2,514,075	2,137	$ 24,087
Shares reinvested	267,906	2,920,180	17,665	192,020
Shares redeemed	(3,010,183)	(34,788,894)	(19,888)	(227,161)
Net increase (decrease)	(2,522,710)	$(29,354,639)	(86)	$(11,054)

NOTE 6 – NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (ASU”).  The ASU required enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.   There were no significant transfers in to and out of Levels 1 and 2 during the year ended August 31, 2010.

The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 7– SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted so such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of August 31, 2010, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the CSI Equity Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 1, 2010

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc.
(the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.  The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III (1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4
Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company's Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company's underwriter; President and Director of Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent since 1987; President and Treasurer of Commonwealth Capital Management, Inc. since 1983 ; President of Commonwealth Capital Management, LLC; and President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to the Company.   Mr. Pasco is a certified public accountant.
				World Funds Trust – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4
Retired.  Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August,1978 until April, 2005;  a Trustee of Satuit Capital Management Trust, a registered investment company, since October, 2002 and a Trustee of Janus Advisors Series Trust,  a registered investment  company,  from  2003 to 2005.
				Satuit Capital Management Trust — 1 Fund;
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4
Financial and Tax Consultant through his firm Management Funds Consulting for  Professionals  since 1974; and a Trustee of Satuit  Capital Management Trust, a registered investment company, since                                          November, 2003.   Mr. Poist is a certified public accountant.
				Satuit Capital Management Trust — 1 Fund;
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	9	President of Alfred J. Dickinson, Inc. Realtors since April, 1971; and a Trustee of Satuit Capital Management Trust, a registered investment company, since November, 2003.	Satuit Capital Management Trust — 1 Fund;
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Managing Director, Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A
David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a member of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

CSI EQUITY FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CSI EQUITY FUND

FUND EXPENSES

Fund Expenses Example

As a shareholder of the Fund, you incur two types of cost:  (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2010 and held for the six months ended August 31, 2010.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges on certain redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INVESTOR CLASS	Beginning Account Value March 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* March 1, 2010 through July 31, 2010
Actual	$1,000	$956.39	$4.88
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.04

CLASS A	Beginning Account Value March 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* March 1, 2010 through July 31, 2010
Actual	$1,000	$954.62	$6.60
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.82

*  Expenses are equal to the Fund’s annualized expense ratio of 0.99%  for Investor Class and 1.34% for Class A,  multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:

CSI Capital Management, Inc.
    600 C California Street, 18th Floor
    San Francisco, California 94108

Distributor:

First Dominion Capital Corp.
    8730 Stony Point Parkway, Suite 205
    Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
    1818 Market Street, Suite 2400
    Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to CSI Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
    8730 Stony Point Parkway, Suite 205
    Richmond, Virginia 23235

(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call CSI Funds at (800) 527-9525, Toll Free or visit our website at www.theworldfunds.com.

Annual Letter to Shareholders

THIRD MILLENNIUM RUSSIA FUND

For the Period Ended August 30, 2010

Fund Performance. Your Fund increased in value 27% for the fiscal year ended August 30, 2010. Most of that increase took place in Q4 ’09 as the Russian market enjoyed a year end rally (which we may be seeing again this year). The calendar year 2010 portion of the fiscal year has been rather flat and the Fund underperformed the RTS index which increased 33% for the twelve-month period ended August 30th.

Russian Economy and Stock Market. The underperformance of the Russian stock market in 2010 compared to developed markets and Emerging Market peers has been disappointing. As a result, though, Russia today remains one of the cheapest markets in the EM space, based upon a 12-month forward looking P/E of 8.1 as compared to 11.6 for EM overall and 11.7 for the BRIC countries overall and 12.6x for the US.

Recently the ruble has depreciated, accounting for some of this underperformance, but this may well be reversed in the near future. High ruble liquidity is anticipated due to fiscal outlays as we enter the election cycle (national Duma legislative elections in December 2011 and Presidential elections in March 2012).

Russia’s macro economic track record has been strong. Inflation reached its lowest levels since 1992 and the budget deficit was just 2% of GDP. Growth this year is expected to come in at 4% and in 2011 at 5%, down from the earlier heady days of 6%+.

Further on the inflation front: In a conversation with Russian Finance Minister Kudrin at the St. Petersburg International Economic Forum in June, we discussed whether, when inflation comes down to the 4-5% level, Russia should begin to see a growth in domestic long term investment flows (mutual funds, pension funds and life insurance investments), providing more local support for the Russian stock market. He agreed but opined that such inflation levels would have to remain at those lower levels for 4-5 years first in order to stimulate such flows.

To remind: a significant portion of ongoing inflation is structural in that Russia is committed to bringing previously subsidized costs to the population, for example, in electricity, automobile fuel and home heating, up to world market levels – good news for investors in the oil, gas and utilities sectors, but a tough nut in the fight against inflation.

Political Risk. We have seen a significant improvement in Russia’s relations with the West – Europe as well as the US. Russia’s relations with China are excellent and Russia is well positioned to benefit from any strengthening of the Chinese currency and growing domestic demand there. A stronger Yuan allows China to buy more goods priced in dollars and this means commodities, of which Russia is the world’s largest producer and China the world’s largest consumer.

Ukraine. Political risk has also moderated in Ukraine which has improved its relations with Russia under its new President, as well as maintaining stronger relations with Europe and the US. Russia will increasingly be a source of investment capital for Ukraine which has lagged in attracting foreign direct investment.

Our investments in Ukraine stocks, however, have so far not met expectations. The eleven names in the portfolio from Ukraine now total over 10% of the Fund and the ride has been bumpy, with substantial appreciation in the first and third quarters giving back the gains in the other two quarters. Stakhaniv Rail Car has been outstanding and we have also had good gains in Mriya, an agribusiness, and Anglo-Ukraine Energy, the Crimea-based oil company which has had good success in bringing its wells on-stream.

Sectors and Companies. The oil & gas sector declined 10% for the period although our holding in TNK-BP increased in value 51%.  Oil stocks reflect oil prices and with industrial production worldwide in a weak recovery mode, have generally not been favored by investors. In the gas sector, Gazprom has performed indifferently, although Novatek, a better managed privately held firm, has outperformed. As industrial activity picks up in Russia, some of the electric utilities have seen increased utilization and our holdings in TGK-1, Rushydro and Mosenergo have out performed. And we realized a substantial gain in IDGC Holding, a utility holding company, earlier this year.

The consumer sector, along with steel, remains our best performing sector and the retail chain stores X5 and Magnit, increasing 84% and 107% respectively, continue to expand rapidly and maintain margins as the consumer in Russia has shown renewed vigor. As the Russian consumer’s per capital income continues on its recovery such that more is being spent on drugs and health care, this year we broke out a “Pharma” sector from the consumer stocks. We are concerned about recently announced price controls in this sector. We retain holdings in three names, of which Pharmstandard has been the most successful so far, increasing in value 108% for the period.

Sberbank remains our only holding in the financial sector, increasing in value 71% for the period. Our telecom holdings were essentially flat for the period. We continue to believe in the strength of the steel sector: export prices have remained good through the period and Russian companies, being low cost producers, have maintained good margins. Mechel (up 81%) and Severstal (up 62%) have performed best. Commodities in general remain strong for Russia: Norilsk metals increased in value 52% and we made a nice gain in a recent acquisition before the summer fires, Russgrain, whereupon grain prices have increased.

           Thank you for your continuing support.

John T Connor
Portfolio Manager

Important Disclosure Statement
The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of August 31, 2010 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

Index Definition
The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars.  The index tracks the performance of Russia's most active stocks traded on the RTS.

COMPARISON OF $10,000 INVESTMENT IN
THIRD MILLENNIUM RUSSIA FUND CLASS A VS. THE RTS INDEX
Thousands
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$345,121
$86,510
10/1/98
8/31/99
8/31/00
8/31/01
8/31/02
8/31/03
8/31/04
8/31/05
8/31/06
8/31/07
8/31/08
8/31/09
8/31/10
Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
THIRD MILLENNIUM RUSSIA FUND
THE RTS INDEX

	Class A Shares
		Average Annual Return
	Total Return
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception
	8/31/2010	8/31/2010	8/31/2010	10/01/1998 to 08/31/2010

Third Millennium Russia Fund	26.66%	(0.42%)	13.75%	19.84%
RTS Index	33.26%	10.01%	30.07%	34.58%

	Returns shown do not reflect the deduction of taxes that a shareholder
	would pay on Fund distributions or redemption of Fund shares

The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's most active stocks traded on the RTS.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

COMPARISON OF $10,000 INVESTMENT IN THIRD MILLENNIUM RUSSIAFUND CLASS C VS. THE RTS INDEX

$40
$35
$30
$25
$20
$15
$10
$5
$0
Thousands
12/03/03
8/31/04
8/31/05
8/31/06
8/31/07
8/31/08
8/31/09
8/31/10
$25,911
$15,927
Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
THIRD MILLENNIUM RUSSIA FUND
THE RTS INDEX

	Class C Shares
		Average Annual Return
	Total Return
	One Year Ended	Five Years Ended	Since Inception
	8/31/2010	8/31/2010	12/03/2003 to 08/31/2010

Third Millennium Russia Fund	25.82%	0.00%	7.14%
RTS Index	33.26%	10.01%	15.15%

	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's most active stocks traded on the RTS.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

COMPARISON OF $10,000 INVESTMENT IN
THIRD MILLENNIUM RUSSIA FUND CLASS I VS. THE RTS INDEX
Thousands
$35
$30
$25
$20
$15
$10
$5
$0
1/30/04
8/31/04
8/31/05
8/31/06
8/31/07
8/31/08
8/31/2009
8/31/10
$23,257
$18,644
Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
THIRD MILLENNIUM RUSSIA FUND
THE RTS INDEX

	Class I Shares
		Average Annual Return
	Total Return
	One Year Ended	Five Years Ended	Since Inception
	8/31/2010	8/31/2010	01/30/2004 to 08/31/2010

Third Millennium Russia Fund	26.69%	1.36%	9.91%
RTS Index	33.26%	10.01%	13.66%

	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's most active stocks traded on the RTS.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

THIRD MILLENNIUM RUSSIA FUND
PORTFOLIO HOLDINGS, BY INDUSTRY SECTOR, AS PERCENTAGE OF NET ASSETS
AS OF AUGUST 31, 2010
Percentage of Net Assets
24%
20%
16%
12%
8%
4%
0%
Agriculture
Coal
Consumer
Financial
Gas Distribution
Natural Resources
Oil Distribution
Oil Production
Pharmaceutical
Steel
Telecommunications
Transportation
Utilities
Industry Sector

THIRD MILLENNUIM RUSSIA FUND SCHEDULE OF INVESTMENTS August 31, 2010
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCK	96.72%

	AGRICULTURE/CHEMICALS	2.24%
1,807	Rusgrain Holding*		$ 677,625
32,000	Stirol Concern*		297,447
5,000	Uralkaliy		115,750
			1,090,822
	COAL	3.63%
1,250,000	Belon*		1,031,250
58,827	Kuzbasskaya Toplivnaya		344,138
1,100,000	Kuzbassrazrezugol*		394,900
			1,770,288
	CONSUMER	20.54%
15,000	Central European Distr*		343,200
25,000	Creative Industrial Group*		312,118
53,282	Data Art (1)*		519,500
19,000	Kernel Holding SA*		372,762
120,000	Magnit OJSC Spon GDR		2,556,000
206,768	MCB Agricole *		524,736
38,600	MHP SA GDR*		534,610
66,000	Mriya Agro Holding GDR*		515,534
3,000,000	Sun Interbrew*		134,998
10,000	Synergy Ord*		342,939
15,000,000	Unimilk OJSC Board*		225,000
100,000	X-5 Retail Group REG S		3,640,000
			10,021,397
	FINANCIAL	8.14%
1,600,000	Sberbank RF		3,968,000

	GAS DISTRIBUTION	12.01%
65,000	Gazprom OAO Spon ADR		1,329,250
55,000	Novatek OAO Spon GDR		4,037,000
161,200	Volga Gas PLC*		490,094
			5,856,344
	NATURAL RESOURCES	1.09%
31,500	JSC MMC Norilsk ADR		532,108

	OIL DISTRIBUTION	11.47%
7,776	A U Energy(1)*		3,238,704
10,000	Rosneft Oil GDR		63,400
76,666	Tatneft Spon GDR		2,290,780
			5,592,884
	OIL PRODUCTION	9.37%
90,000	Dragon Oil PLC*		580,764
5,000	Lukoil Oil Co. ADR		263,500
1,420,570	TNK BP Holding ORD		2,883,757
24,900	Ukrnafta		839,574
			4,567,595
	PHARMACEUTICAL	2.87%
105,000	Pharmacy Chain 36.6*		267,750
21,500	Pharmstandard Regs GDR*		512,775
85,000	Protek*		293,250
10,000	Veropharm*		325,000
			1,398,775
	STEEL	15.92%
842,000	Azovstal*		295,645
43,200	Enakiyvckiy Metalyrginiy*		1,040,600
130,000	Mechel Steel Group		2,957,500
80,000	Novolipetsk Steel GDR 144A		2,328,000
88,500	Severstal GDR*		1,065,540
5,000	TMK - GDR		77,900
			7,765,185
	TELECOMMUNICATIONS	5.47%
20,000	Rostelecom Long Distance		485,000
9,590,000	Urkrtelecom*		689,862
100,000	Vimpel Communications ADR		1,495,000
			2,669,862
	TRANSPORTATION	0.95%
10,000	Globaltrans Spons GDR		137,000
423,000	Stahanovskiy Vagonobudivn*		324,170
			461,170
	UTILITIES	3.02%
45,455,000	Federal Grid Co. Unified Energy System Spon GDR*		513,642
925,986	IDGC Holding JSC *		118,063
3,000,000	Mosenergo		300,000
6,081	RusHydro		31,165
1,837,007	Rushydro JSS Ord		94,147
600,000,000	TGK-1		417,000
			1,474,017

	TOTAL INVESTMENTS:
	(Cost: $41,237,814)	96.72%	47,168,447
	Other assets, net	3.28%	1,597,555
	NET ASSETS	100.00%	$ 48,766,002

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund's related balance sheet.)
(1) Restricted Security and affiliated issuer. The aggregate value of such securitiesis 7.97% of total investments and they have been fair valued under procedures estableished by th Fund's Board of Directors.
ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010
ASSETS
Investments in unaffiliated issuresat fair value (identified cost of $38,166,460) (Note 1)	$ 43,410,243
Investments in affiliated issures at fair value (identified cost of $3,071,354)	3,758,204
Cash and cash equivalents	1,129,286
Receivable for securities sold
Receivable for capital stock sold	55,812
Dividends receivable	533,300
Prepaid expenses	34,427
TOTAL ASSETS	48,921,272

LIABILITIES
Payable for capital stock redeemed	34,084
Accrued investment management fees	45,443
Accrued 12b-1 fees	28,504
Accrued administration and transfer agent fees	9,912
Accrued professional fees	4,502
Accrued custodian fees	21,769
Other accrued expenses	11,056
TOTAL LIABILITIES	155,270

NET ASSETS	$ 48,766,002
Net Assets Consist of :
Paid-in-capital applicable to 2,492,772 $0.01 par value shares of beneficial interest outstanding	$ 73,789,989
Accumulated net investment income (loss)	(13,934)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(30,938,695)
Net unrealized appreciation (depreciation) of investments and foreign currency	5,928,642
Net Assets	$ 48,766,002
NET ASSET VALUE PER SHARE
Class A
($29,867,770 / 1,554,353 shares outstanding; 20,000,000 authorized)	$ 19.22

MAXIMUM OFFERING PRICE PER SHARE ($19.22 X 100/94.25)	$ 20.39
Class C
($1,624,335 / 93,466 shares outstanding; 15,000,000 authorized)	$ 17.38

Class I
($17,273,897 / 844,953 shares outstanding; 15,000,000 authorized)	$ 20.44

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Year ended August 31, 2010
INVESTMENT INCOME
Dividend (net of foreign tax withheld of $159,507)	$ 786,961
Interest	102,707
Total investment income	889,668
EXPENSES
Investment management fees (Note 2)	1,006,090
Rule 12b-1and servicing fees (Note 2)
Class A	88,059
Class C	17,702
Recordkeeping and administrative services (Note 2)	131,471
Accounting fees	37,660
Custody fees	159,052
Transfer agent fees (Note 2)	131,973
Professional fees	49,625
Filing and registration fees (Note 2)	52,366
Directors fees	12,590
Compliance fees	20,006
Shareholder services and reports (Note 2)	38,579
Other	59,822
Total expenses	1,804,995
Management fee waivers (Note 2)	(262,109)
Net Expenses	1,542,886
Net investment income (loss)	(653,218)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	(1,743,349)
Net realized gain (loss) on foreign currency transactions	(21,417)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	16,172,245
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions	14,407,479
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 13,754,261

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
	Year ended August 31, 2010	Year ended August 31, 2009
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ (653,218)	$ (50,186)
Net realized gain (loss) on investments and foreign currency transactions	(1,764,766)	(25,705,447)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	16,172,245	(17,002,672)
Increase (decrease) in net assets from operations	13,754,261	(42,758,305)

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain
Class A	(279,298)	(7,727,798)
Class C	(15,227)	(436,878)
Class I	(163,458)	(3,201,875)
Decrease in net assets from distributions	(457,983)	(11,366,551)

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Class A	14,502,424	7,328,807
Class C	266,284	304,475
Class I	6,390,503	17,913,525
Distributions reinvested
Class A	272,918	7,465,341
Class C	14,289	384,103
Class I	97,327	3,060,717
Shares redeemed
Class A	(22,107,731)	(20,851,898)
Class C	(554,177)	(902,170)
Class I	(12,501,368)	(14,497,208)
Increase (decrease) in net assets from capital stock transactions	(13,619,531)	205,692

NET ASSETS
Increase (decrease) during period	(323,253)	(53,919,164)
Beginning of period	49,089,255	103,008,419
End of period (including accumulated net investment income (loss) of $(13,934) and $(32,784), respectively)	$ 48,766,002	$ 49,089,255

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A Shares
	Years ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$15.29		$47.18		$57.62		$56.35		$45.44
Investment activities
Net investment income (loss)	(0.23)	(1)	(0.05)	(1)	(0.58)	(1)	(0.31)		(0.75)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	4.31		(25.55)		(0.51)		10.45		15.01
Total from investment activities	4.08		(25.60)		(1.09)		10.14		14.26
Distributions
Net investment income	-		-		-		-		-
Net realized gain	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)
Total distributions	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)

Paid in capital from redemption fees	-		-		0.01		-		-

Net asset value, end of period	$19.22		$15.29		$47.18		$57.62		$56.35

Total Return	26.66%		(45.56%)		(4.86%)		19.24%		32.82%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.75%		2.75%		2.75%		2.86%		2.89%	(C)
Expenses, net	2.75%	(B)	2.75%	(B)	2.75%	(B)	2.75%	(B)	2.75%	(B)
Net investment income (loss)	(1.20%)		(0.33%)		(0.98%)		(0.55%)		(1.42%)
Portfolio turnover rate	93.41%		53.64%		47.77%		46.52%		99.47%
Net assets, end of year (000's)	$29,868		$29,270		$78,375		$92,282		$127,040

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class C Shares
	Years ended August 31, 2010
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$13.93		$45.07		$55.88		$55.15		$44.83
Investment activities
Net investment income (loss)(1)	(0.34)		(0.16)		(0.98)		(0.79)		(1.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.94		(24.69)		(0.47)		10.39		14.83
Total from investment activities	3.60		(24.85)		(1.45)		9.60		13.67
Distributions
Net investment income	-		-				-		-
Net realized gain	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)
Total distributions	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)

Net asset value, end of period	$ 17.38		$13.93		$45.07		$55.88		$55.15

Total Return	25.82%		(46.07%)		(5.75%)		18.56%		31.88%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	3.50%		3.50%		3.50%		3.61%		3.64%	(C)
Expenses, net	3.50%	(B)	3.50%	(B)	3.50%	(B)	3.50%	(B)	3.50%	(B)
Net investment loss	(1.95%)		(1.11%)		(1.73%)		(1.30%)		(2.17%)
Portfolio turnover rate	93.41%		53.64%		47.77%		46.52%		99.47%
Net assets, end of period (000's)	$ 1,624		$1,531		$4,164		$2,664		$2,664

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class I Shares
	Years ended August 31, 2010
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$16.25		$48.85		$59.03		$57.50		$45.47
Investment activities
Net investment income (loss)(1)	(0.20)		0.05		(0.44)		(0.22)		(0.71)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.54		(26.36)		(0.38)		10.62		16.09
Total from investment activities	4.34		(26.31)		(0.82)		10.40		15.38
Distributions
Net investment income	-		-		-		-		-
Net realized gain	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)
Total distributions	(0.15)		(6.29)		(9.36)		(8.87)		(3.35)

Net asset value, end of period	$ 20.44		$16.25		$48.85		$59.03		$57.50

Total Return	26.69%		(45.46%)		(4.21%)		19.31%		35.46%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.50%		2.50%		2.50%		2.61%		2.64%	(C)
Expenses, net	2.50%	(B)	2.50%	(B)	2.50%	(B)	2.50%	(B)	2.50%	(B)
Net investment loss	(0.95%)		0.35%		(0.73%)		(0.30%)		(1.17%)
Portfolio turnover rate	93.41%		53.64%		47.77%		46.52%		99.47%
Net assets, end of period (000's)	$ 17,274		$18,288		$20,469		$2,616		$2,631

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2010

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company.  The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock.  Initial outside investors purchased Class A shares of the Fund on June 29, 1998.  However, investment operations of the Fund did not commence for Class A shares until October 1, 1998.  Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Class I shares.  The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

Security Valuation

The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors.  Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost.  Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation.  Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the  Fund.  Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value.  Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.  Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Agriculture/Chemicals	$ 793,375	$ 297,447	-	$1,090,822
Coal	-	1,770,288	-	1,770,288
Consumer	9,141,899	359,998	519,500	10,021,397
Financial	-	3,968,000	-	3,968,000
Gas Distribution	2,617,640	-	3,238,704	5,856,344
Natural Resources	532,108	-	-	532,108
Oil Distribution	5,592,884	-	-	5,592,884
Oil Production	4,304,095	263,500	-	4,567,595
Pharmaceutical	512,775	886,000	-	1,398,775
Steel	7,765,185	-	-	7,765,185
Telecommunications	2,669,862	-	-	2,669,862
Transportation	461,170	-	-	461,170
Utilities	-	1,474,017	-	1,474,017
	$34,390,993	$9,019,250	$3,758,204	$47,168,447

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

During the year ended August 31, 2010, $8,131,705 transferred out of Level 1 and into Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities

Balance at 08/31/09                                                                                     $1,699,998
Total realized gain (loss)                                                                                 (13,125)
Change in unrealized appreciation/depreciation                                         714,851
Cost of purchases                                                                                        1,506,464
Proceeds from sales                                                                                       (149,984)
Transfer into Level 3                                                                                                  -
Transfer out of Level 3                                                                                              -
Balance at 8/31/10                                                                                      $3,758,204

Security Transactions and Income.

 Security transactions are accounted for on the trade date.  The cost of securities sold is generally determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

 In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities.  Management has reviewed the Fund’s tax positions for each of the open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns.  The Fund has identified its major tax jurisdiction to be U.S. tax authorities.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2010, the Fund decreased accumulated net investment loss by $672,068, increased paid-in-capital by $2,081,365 and increased accumulated net realized loss by $2,753,433.

Class Net Asset Values and Expenses

 All income,  expenses not attributable to a particular  class, and realized and unrealized  gains,  are allocated to each class  proportionately  on a daily basis for  purposes of  determining  the net asset value of each class.  Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers three classes of shares.  Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days.  Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”.  Class C shares include a maximum deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.  Class I shares include a maximum deferred sales charge of 2% on the proceeds of Class I shares redeemed within 90 days of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S.  dollars based on the exchange rates at the end of the period.  The cost of such holdings is determined using historical exchange rates.  Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.  Such fluctuations are included with the net realized and unrealized gains and losses from investments.  Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC (“TMIA”) provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.   TMIA has contractually agreed to waive fees and reimburse the Fund for expenses in order to limit operating expenses to 2.75% for Class A; 3.50% for Class C and 2.50% for Class I,  of average daily net assets, respectively, through November 30, 2010. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  For the year ended August 31, 2010, the Advisor earned fees of $1,006,090, of which $262,109 were waived.

TMIA will be entitled to reimbursement of fees waived or remitted by TMIA to the Fund.  The total amount of reimbursement recoverable by the TMIA is the sum of all fees previously waived or remitted by TMIA to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to TMIA with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of August 31, 2010 was $771,675 and expire as follows:

Year Expiring                                                                     Amount
August 31, 2012                                                                $ 133,454
August 31, 2013                                                                    133,567
August 31, 2014                                                                    242,545
August 31, 2015                                                                    262,109
                          $ 771,675

FDCC acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares.  Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund’s shares for the year ended August 31, 2010 were $11,284.  In addition, FDCC receives a deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within two years of purchase.  Shares redeemed subject to a DSC will receive a lower redemption value per share.  For the year ended August 31, 2010, the DSC for Fund shares redeemed was $22,665.

The Fund’s Class A and Class C shares have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  For Class A shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund’s Class A’s average daily net assets.  For Class C shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of Class C’s average daily net assets, of which 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.  The fees are paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.  For the year ended August 31, 2010, $88,059 was incurred in Class A distribution fees and $17,702 was incurred in Class C distribution and shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services.  For such administrative services, CSS receives 0.20% of average daily net assets.  CSS earned $131,471 for its services for the year ended August 31, 2010.   Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis.  Of the $52,366 of filing and registration fees expense incurred and the $38,579 of shareholder servicing and reports expense incurred, CSS received $8,400 and $2,055, respectively, for these services.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent.  CFSI earned $131,973 for its services for the year ended August 31, 2010`.

Certain officers and/or an interested director of the Fund are also officers, principals and/or director of TMIA, CSS, FDCC and CFSI.

NOTE 3 – INVESTMENTS/CUSTODY

The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2010, were $48,474,833 and $61,680,552, respectively.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

The tax character of distributions paid during the year ended August 31, 2010 and the year ended August 31, 2009, respectively, was as follows:

      Year ended                                                Year ended
  August 31, 2010                                           August 31, 2009
Distributions paid from:
Ordinary income                                         $                -                                                    $          444,377
           Long term capital gains                                          457,983                                          10,922,174
                   $     457,983            $     11,366,551

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)              $                     -
Other accumulated losses               (30,951,179)
Unrealized appreciation (depreciation)
 of investments and foreign currency transactions           5,927,192
                                                                                            $  (25,023,987)

*          As of August 31, 2010, the Fund had $8,546,626 in post October losses.  Under current tax law, capital and foreign currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following year.

As of August 31, 2010, the Fund has a capital loss carryforward of $22,404,553 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This carryforward will expire in 2018.

The difference between book basis and tax basis distributable earnings is attributable primarily to the tax deferral of post October losses.

As of August 31, 2010, cost for Federal Income tax purpose is $41,419,470 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                                                                                $      7,362,504
Gross unrealized depreciation                                                                                                       (1,433,321)
Net unrealized appreciation (depreciation)                                                                           $      5,929,183

NOTE 5 – CAPITAL STOCK TRANSACTIONS

           Class A Shares                             Class C Shares                                      Class I Shares
                                              Year ended                                     Year ended                                            Year ended
           August 31, 2010                  August 31, 2010                                    August 31, 2010

 Shares                   Value                   Shares                     Value                   Shares                  Value

Shares sold                  758,400               $14,502,424               14,801                  $ 266,284                305,428               $6,390,503
Shares reinvested         14,250                      272,918                    822                        14,289                   4,773                    397,327
Shares redeemed    (1,132,900)               (22,107,731)            (32,059)                   (554,177)           (590,697)             (12,501,368)
Net increase
  (decrease)              (360,250)               $(7,332,389)             (16,436)                 $(273,604)           (280,496)              $(6,013,538)

     Class A Shares                                    Class C Shares                                      Class I Shares
Year ended                                          Year ended                                             Year ended
       August 31, 2009                                  August 31, 2009                                     August 31, 2009

  Shares                       Value                   Shares                   Value                   Shares                     Value

Shares sold                   552,988                 $  7,328,807               16,537                   $ 304,475             1,359,068                  $17,913,525
Shares reinvested        807,064                     7,465,341               45,510                      384,103                 311,365                     3,060,717
Shares redeemed      (1,106,713)               (20,851,898)             (44,541)                   (902,170)              (964,015)                (14,497,208)
Net increase
 (decrease)                   253,339                   $(6,057,750)             17,506                    $(213,592)               706,418                $  6,477,034

NOTE 6 – INVESTMENT IN AFFILIATES  AND RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  As of August 31, 2010, the Fund was invested in the following restricted securities:

             Income
             From
             Investments
                                                                                                                      In Affiliated
                     Balance of                                                               Balance of            Issuers
                      Shares              Gross                                           Shares            Included
                                                                      Held                   Purchases      Gross                  Held                Value     In
               Acquisition                August 31,       And                   Sales And           August 31,      August 31,  Total
Security                                   Date            Cost        2009                 Additions         Reductions          2009                2009      Income

             06/03/09-
AU Energy          07/08/10       $1,000,000     3,280             $1,506,464      $      -                  7,776                        $ 3,238,704            $-

DataArt
   Enterprises,
   Inc.                      12/19/08            $   728,000     68,667            $        -                      $(149,984)       53,282                           $ 519,500                  $-

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (ASU”).  The ASU required enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.   There were no significant transfers in to and out of Levels 1 and 2 during the year ended August 31, 2010.

The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 8 – SUBSEQUENT EVENTS

The fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted so such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Third Millennium Russia Fund, a series of The World Funds, Inc., including the schedule of investments as of August 31, 2010, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 1, 2010

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc.
(the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.  The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III (1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4
Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company's Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company's underwriter; President and Director of Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent since 1987; President and Treasurer of Commonwealth Capital Management, Inc. since 1983 ; President of Commonwealth Capital Management, LLC; and President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to the Company.   Mr. Pasco is a certified public accountant.
				World Funds Trust – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4
Retired.  Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August,1978 until April, 2005;  a Trustee of Satuit Capital Management Trust, a registered investment company, since October, 2002 and a Trustee of Janus Advisors Series Trust,  a registered investment  company,  from  2003 to 2005.
				Satuit Capital Management Trust — 1 Fund;
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4
Financial and Tax Consultant through his firm Management Funds Consulting for  Professionals  since 1974; and a Trustee of Satuit  Capital Management Trust, a registered investment company, since                                          November, 2003.   Mr. Poist is a certified public accountant.
				Satuit Capital Management Trust — 1 Fund;
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	9	President of Alfred J. Dickinson, Inc. Realtors since April, 1971; and a Trustee of Satuit Capital Management Trust, a registered investment company, since November, 2003.	Satuit Capital Management Trust — 1 Fund;
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Managing Director, Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A
David D. Jones, Esq. 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a member of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

THIRD MILLENNIUM RUSSIA FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIRD MILLENNIUM RUSSIA FUND

FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and within two years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution fees (12b-1) and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2010 and held for the six months ended August 31, 2010.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period* March 1, 2010 through August 31, 2010
Actual	$1,000.00	$1,000.52	$13.87
Hypothetical (5% return before expenses)	$1,000.00	$1,011.25	$13.94

CLASS C	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period* March 1, 2010 through August 31, 2010
Actual	$1,000.00	$998.28	$17.63
Hypothetical (5% return before expenses)	$1,000.00	$1,007.50	$17.71

CLASS I	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period* March 1, 2010 through August 31, 2010
Actual	$1,000.00	$998.53	$12.59
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.68
*  Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A; 3.50% for Class C and 2.50% for Class I, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:

Third Millennium Investment Advisors, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:

For more information, wire purchase or redemptions, call or write to Third Millennium Russia Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525, or visit us on the web at www.theworldfunds.com.

[LOGO GOES HERE]

Annual Report to Shareholders
THIRD MILLENNIUM RUSSIA FUND

A series of The World Funds, Inc. A "Series" Investment Company

For the Year Ended August 31,2010

 ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd,
William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 35,250 for 2010 and $46,250 for 2009.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and
$0 for 2009.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,750 for 2010 and $8,500 for 2009.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for
2010 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter,  the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit
Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the CSI Equity Fund  and the Third  Millennium  Russia
Fund.

     (e)(2) The percentage of services described in each of paragraphs (b)
through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-
         END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or
240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                --------------------
                                John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:        November 19, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         November 19, 2010

By (Signature and Title)*:      /s/Karen Shupe
                                -------------------
                                 Karen Shupe
                                 Chief Financial Officer
                                (principal financial officer)

Date:         November 19, 2010

* Print the name and title of each signing officer under his or her signature.